Exhibit 99.2


                PRO FORMA FINANCIAL INFORMATION OF GTJ REIT, INC.


                                                                            Page

Pro Forma Condensed Consolidated Balance Sheet as of
 December 31, 2007 (unaudited).................................................1

Pro Forma Condensed Consolidated Statement of Income
 for the year ended December 31, 2007 (unaudited)..............................2

Notes to Pro Forma Condensed Consolidated Financial
 Statements (unaudited)........................................................3

                                 GTJ REIT, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2007
                                   (unaudited)
                                 (in thousands)

The following unaudited pro forma condensed consolidated balance sheet is presented as if GTJ REIT, Inc. ("the Company") had acquired 8 Farm Springs Road, Farmington, Connecticut (the "Property")as of December 31, 2007. This financial statement should be read in conjunction with the unaudited pro forma condensed consolidated statement of income and the Company's historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2007. The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the property as of December 31, 2007, nor does it purport to present the future financial position of the Company.


                                                                                At December 31, 2007
                                                            -------------------------------------------------------------
ASSETS                                                       GTJ REIT (a)          Pro forma              Pro forma
                                                                              adjustments (b) (c)
                                                            ---------------   --------------------   --------------------

Real estate at cost:
    Land                                                  $         85,051     $            3,533     $           88,584
    Buildings and improvements                                       7,974                 16,248                 24,222
                                                         ------------------   --------------------   --------------------
                                                                    93,025                 19,781                112,806
   Less: accumulated depreciation and amortization                  (6,036)                     -                 (6,036)
                                                         ------------------   --------------------   --------------------
   Net real estate for investment                                   86,989                 19,781                106,770
Cash and cash equivalents                                           11,920                      -                 11,920
Available for sale securities                                        4,815                      -                  4,815
Restricted cash                                                      2,852                      -                  2,852
Accounts receivable                                                  8,477                      -                  8,477
Other assets, net                                                    6,259                      -                  6,259
Deferred charges, net of accumulated amortization                    2,462                      -                  2,462
Intangible assets, net of accumulated amortization                       -                  3,614                  3,614
Machinery and equipment, net                                           923                      -                    923
                                                         ------------------   --------------------   --------------------
   Total assets                                           $        124,697     $           23,395                148,092
                                                         ==================   ====================   ====================

LIABILITIES AND STOCKHOLDERS' EQUITY
Secured revolving credit facility                         $         20,000     $           23,395     $           43,395
Accounts payable and accrued expenses                                2,170                      -                  2,170
Unpaid losses and loss adjustment expenses                           2,959                      -                  2,959
Other liabilities, net                                               5,355                      -                  5,355
                                                         ------------------   --------------------   --------------------
                                                                    30,484                 23,395                 53,879
                                                         ------------------   --------------------   --------------------

Stockholders' equity                                                94,213                      -                 94,213
                                                         ------------------   --------------------   --------------------

   Total liabilities and stockholders' equity             $        124,697     $           23,395     $          148,092
                                                         ==================   ====================   ====================

     Refer to the accompanying notes to pro forma condensed consolidated financial statements.

                                 GTJ REIT, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2007
                                   (unaudited)
                                 (in thousands)

The following unaudited pro forma condensed consolidated statement of income is presented as if the Company had acquired the property as of January 1, 2007. These financial statements should be read in conjunction with the Company's historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2007. The pro forma condensed consolidated statement of income is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company acquired the property as of January 1, 2007, nor does it purport to represent the future results of operations of the Company.

                                                                       Year Ended December 31, 2007
                                             ----------------------------------------------------------------------------------
                                               Historical (a)      Acquisition (b)        Pro Forma
                                                                                          Adjustments(c)          Pro forma
                                             -------------------  ------------------  -------------------   -------------------
Revenues:
   Property rentals                           $        9,451       $        2,284      $          (818)      $        10,917
   Other                                              33,621                    -                    -                33,621
                                             -------------------  ------------------  -------------------   -----------------
                                                      43,072                2,284                 (818)               44,538
                                             -------------------  ------------------  -------------------   -----------------
Expenses:
   Rental expenses                                         -                  245                    -                   245
   Operating expenses                                 35,854                    -                    -                35,854
   Depreciation and amortization                         566                    -                  789 (e)             1,355
                                             -------------------  ------------------  -------------------   -----------------
                                                      36,420                  245                  789                37,454
                                             -------------------  ------------------  -------------------   -----------------

Operating income (loss):                               6,652                2,039               (1,607)                7,084
   Non-operating expenses:
     Interest expense                                   (711)                   -               (1,535)(d)            (2,246)
     Amortization of deferred financing
     Costs                                              (101)                   -                    -                  (101)
     Interest income                                     887                    -                    -                   887
     Other                                               127                    -                    -                   127
                                             ------------------  -------------------  --------------------  -----------------
   Total non-operating income and
   Expenses                                              202                    -               (1,535)               (1,333)

Income (loss) from continuing operations
before income taxes and equity in earnings
of affiliated companies                                6,854                2,039               (3,142)                5,751
Provision for income taxes                            (1,190)                   -                    -                (1,190)
Equity in earnings of affiliated companies,
net of tax                                                60                    -                    -                    60
                                             -------------------  ------------------  -------------------   -----------------
   Income from continuing operations                   5,724                2,039               (3,142)                4,621

Discontinued operation:
   Loss from operations of discontinued
   operation, net of taxes                              (324)                   -                    -                  (324)
                                             -------------------  ------------------  -------------------   -----------------

Net income                                    $        5,400       $        2,039      $        (3,142)     $          4,297
                                             ===================  ==================  ===================   =================
Income per share - basic and diluted:
Income from continuing operations             $         0.70                                                $           0.57
                                             ===================                                            =================
Loss from operations of discontinued
operation, net of taxes                       $        (0.04)                                               $          (0.04)
                                             ===================                                            =================
Net income                                    $         0.66                                                $           0.53
                                             ===================                                            =================
Weighted average common shares outstanding
- basic and diluted                                8,126,995                                                       8,126,995
                                             ===================                                            =================


     Refer to the accompanying notes to pro forma condensed consolidated financial statements.

                                 GTJ REIT, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007:

(a) Reflects the Company's historical balance sheet as of December 31, 2007, as previously filed.

(b) Reflects the acquisition of the Property. The consideration was $23,395,000, which was funded through borrowings under the Company's secured revolving credit facility.

(c) The Company accounted for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, "Business Combinations", and is currently in the process of analyzing the fair value of the Property's in-place lease.

Pro Forma Condensed Consolidated Statement of Income For the Year Ended December 31, 2007:

(a) Reflects the Company's historical operations for the year ended December 31, 2007, as previously filed.

(b) Reflects the operations of the Property for the year ended December 31, 2007.

(c) Upon the acquisition of real estate properties, the fair value of the real estate purchased is allocated to the acquired tangible assets (consisting of land, buildings and buildings improvements) and identified intangible assets and liabilities (consisting of above-market and below-market leases and in-place leases) in accordance with SFAS No. 141, "Business Combinations." The Company hired an independent appraisers to determine the fair value of acquired assets and liabilities. The fair value of the tangible assets of an acquired property considers the value of the property "as-if-vacant." The fair value reflects the depreciated replacement cost of the asset. In allocating purchase price to identified intangible assets and liabilities of an acquired property, the value of above-market and below-market leases are estimated based on the differences between (i) contractual rentals and the estimated market rents over the applicable lease term discounted back to the date of acquisition utilizing a discount rate adjusted for the credit risk associated with the respective tenants and (ii) the estimated cost of acquiring such leases giving effect to the Company's history of providing tenant improvements and paying leasing commissions, offset by a vacancy period during which such space would be leased. The aggregate value of in-place leases is measured by the excess of (i) the purchase price paid for a property after adjusting existing in-place leases to market rental rates over (ii) the estimated fair value of the property "as-if-vacant," determined as set forth above.

     Above and below market leases acquired are recorded at their fair value. The capitalized above-market lease values are amortized as a reduction of rental revenue over the remaining term of the respective leases and the capitalized below-market lease values are amortized as an increase to rental revenue over the remaining term of the respective leases. The value of in-place leases is based on the Company's evaluation of the specific characteristics of each tenant's lease. Factors considered include estimates of carrying costs during expected lease-up periods, current market conditions, and costs to execute similar leases. The value of in-place leases are amortized over the remaining term of the respective leases. If a tenant vacates its space prior to its contractual expiration date, any unamortized balance of the related intangible asset is expensed.

     The total cost was $23,395,000, of which $19,781,000, based on third party valuations, was allocated to real estate properties. In accordance with SFAS No. 141, based on third party valuations, intangibles associated with the purchases of real estate were allocated as follows: $2,183,000 to in-place lease intangibles and $1,431,000 to above market leases (both included in Intangible Assets in the accompanying pro forma condensed consolidated balance sheet). These costs are amortized over the remaining lives of the associated leases in place at the time of acquisition, approximately 4 years. Amortization expense related to these intangible assets was $818,000.

(d) Reflects interest expense on $23,395,000 of increased borrowings under the Company's secured revolving credit facility, at an interest rate of 6.59%.

(e) Reflects $789,000 of depreciation related to the acquired real estate assets.



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